Corporate Presentation | November 2019 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Clearside Biomedical, Inc.’s views as of the date of this presentation about future events and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause Clearside’s actual results, performance, or achievements to differ significantly from those expressed or implied in any forward looking statement. Although Clearside believes that the expectations reflected in the forward looking statements are reasonable, Clearside cannot guarantee future events, results, performance, or achievements. Some of the key factors that could cause actual results to differ from Clearside’s expectations include its plans to develop and potentially commercialize its product candidates; Clearside’s planned clinical trials and preclinical studies for its product candidates; the timing of and Clearside’s ability to obtain and maintain regulatory approvals for its product candidates; the extent of clinical trials potentially required for Clearside’s product candidates; the clinical utility and market acceptance of Clearside’s product candidates; Clearside’s commercialization, marketing and manufacturing capabilities and strategy; Clearside’s intellectual property position; and Clearside’s ability to identify additional product candidates with significant commercial potential that are consistent with its commercial objectives. For further information regarding these risks, uncertainties and other factors you should read the “Risk Factors” section of Clearside’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 15, 2019, Clearside’s Quarterly Report on Form 10-Q, filed with the SEC on Novmber 8, 2019, and Clearside’s other Periodic Reports filed with the SEC. Clearside expressly disclaims any obligation to update or revise the information herein, including the forward-looking statements, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by Clearside relating to market size and growth and other data about its industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of Clearside’s future performance and the future performance of the markets in which Clearside operates are necessarily subject to a high degree of uncertainty and risk.

Dedicated to Developing Treatments that Restore and Preserve Vision for People with Serious Eye Diseases Novel, therapeutic platform combines patented SCS Microinjector™ for Suprachoroidal Injection with proprietary drug formulations

Clearside Biomedical: Five Key Investment Themes Proprietary access to the suprachoroidal space Patented technology and delivery approach Large and growing retinal market opportunity Partnering to monetize and expand use of SCS platform Building an internal R&D pipeline

© 2019 Clearside Biomedical, Inc. Exclusive Access to the Back of the Eye Using Clearside’s Proprietary SCS Microinjector™

Ocular Delivery Methods to Reach the Back of the Eye Suprachoroidal Space Injection Intravitreal Injection Broad diffusion to all areas of the eye including the anterior chamber and lens Highly variable drug diffusion across the sclera into the eye Periocular Injection Subretinal Injection Invasive surgery with variable results Specially-designed SCS Microinjector ™ allows for precise delivery into the suprachoroidal space

Strong Intellectual Property Coverage of SCS Platform

16 U.S. Patents Total Expiring between 2027 - 2037

DEVICE PATENTS

- **2** – Methods using loss-of-resistance technology
- **3** – Apparatus using loss-of-resistance technology
- **3** – Apparatus having / methods using an adjustable puncture member

DRUG PATENTS

- **1** – Administration of any anti-inflammatory drug to the suprachoroidal space by microinjection
- **3** – Administration of any drug to the suprachoroidal space by microinjection
- **1** – Administration of any drug to the eye by inserting a microinjector into the sclera

DISEASE PATENTS

- **3** – Methods of treating posterior ocular disorders including macular edema or uveitis

7

CLEARSIDE BIOMEDICAL

Core Advantages of Treating Via the Suprachoroidal Space



TARGETED

The back of the eye is the location of many irreversible and debilitating visual impairments[1]

for efficacy



COMPARTMENTALIZED

Drug is compartmentalized in the suprachoroidal space, which helps keep it away from non-diseased tissues[2]

for safety



BIOAVAILABLE PROLONGED PK

Fluid spreads circumferentially and posteriorly when injected within the suprachoroidal space, bathing the choroid and adjacent areas with drug[2]

for durability

Sources: PK = pharmacokinetic | 1. Rai UDJ, Young SA, Thrimawithana TR, et al. The suprachoroidal pathway: a new drug delivery route to the back of the eye. Drug Discov Today. 2015;20(4):491-495. 3. Moisseiev E, Loewenstein A, Yiu G. The suprachoroidal space: from potential space to a space with potential. Clin Ophthalmol. 2016;10:173-178. 2. Chiang B, Jung JH, Prausnitz MR. The suprachoroidal space as a route of administration to the posterior segment of the eye. Adv Drug Deliv Rev. 2018;126:58-66.

8

CLEARSIDE BIOMEDICAL

The Suprachoroidal Space & Triamcinolone Acetonide
targeted for efficacy

Preclinical → **Clinical Trial**



Mean Hacket/McDonald Ocular Scores
14
12
10
8
6
4
2
0
-24
0
24
48
72
Hours after initiating therapy
No LPS and Vehicle
LPS & Vehicle
LPS 0.2 mg SCS
LPS & 2 mg SCS
LPS & 0.2 mg IVT
LPS & 2 mg IVT

PEACHTREE Met its Primary Endpoint: Efficacy Data

Subjects gaining ≥15 BCVA letters from baseline, %



Percent subjects
60%
40%
20%
0%
46.9 %
15.6 %
p<0.001
n=45
n=10
CLS-TA (N=96)
Control (N=64)

9

Source: Gilger, et al, *Treatment of Acute Posterior Uveitis in a Porcine Model by Injection of Triamcinolone Acetonide into the Suprachoroidal Space Using Microneedles*, Physiology and Pharmacology

CLEARSIDE BIOMEDICAL

The Suprachoroidal Space & Triamcinolone Acetonide
compartmentalized for safety

Preclinical | **Clinical Trial**



Values are area under the curve ratios (SCS / IVT) over 91 days in rabbit eyes
Drug not detected in the aqueous from SCS injection
12
Sclera/Choroid/ Outer Retina
1
Neural Retina
0.002
Lens
0.03
Iris and Ciliary Body

PEACHTREE IOP AE Rates: Safety Data



All 160 Patients
Rescued Control Patients
Percent Subjects
0
5
10
15
20
25
30
11.5
15.6
27
N=11/96
N=10/64
N=10/37
Active
Control
IVT or periocular steroid rescue

10

Source: Edelhauser HF, et al. ARVO Annual Meeting. 2013. | Phase 3 clinical trial data.

CLEARSIDE BIOMEDICAL

The Suprachoroidal Space & Triamcinolone Acetonide
prolonged PK for durability

Preclinical

Clinical Trial



Concentration (ng/mL)
100 000 000
10 000 000
1 000 000
100 000
10 000
1 000
100
10
Retina
Sclera/choroid
Vitreous humor
1
15
29
58
63
91
Time After Dose (day)

MAGNOLIA: Durability Data



PEACHTREE
MAGNOLIA
CLS-TA
Control
CLS-TA Injection #1
CLS-TA Injection #2
Probability of Rescue
Time (Weeks)
Control 29 20 16 14 12 5
CLS-TA 54 54 52 51 51 48 28 24 19 19 17 12 1
Number at Risk

11

Sources: Gilger, et al, *Treatment of Acute Posterior Uveitis in a Porcine Model by Injection of Triamcinolone Acetonide into the Suprachoroidal Space Using Microneedles*, Physiology and Pharmacology | Phase 3 PEACHTREE data; MAGNOLIA data

CLEARSIDE BIOMEDICAL

Two-Prong Corporate Strategy Leveraging Clearside’s Proprietary Suprachoroidal Space (SCS) Injection Platform Grow our internal R&D pipeline Small molecules Gene therapy Create strategic external collaborations Commercialize lead asset Enable access to the SCS

Pipeline of SCS Treatments with Broad Applicability

STUDY DRUG	INDICATION	PRECLINICAL	IND-Enabling	PHASE 1/2	PHASE 3	NDA
CLS-AX (suprachoroidal axitinib)	Wet AMD		IND mid-2020			
Gene Therapy	Inherited Retinal Disease					

PARTNER PROGRAMS using SCS Microinjector™

PARTNER	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	NDA
BAUSCH HEALTH	XIPERE™ (macular edema associated with uveitis)					Q2 Resubmission
AURA BIOSCIENCES	Ocular Oncology / Choroidal Melanoma					
REGENXBIO	Wet AMD, Diabetic Retinopathy					

13

CLEARSIDE BIOMEDICAL

Three Partnering Deals to Drive Growth Eliminated the inherent risks and financial investment related to building and maintaining a commercial infrastructure Validated our investment in suprachoroidal delivery using our SCS Microinjector Eligible to receive >$200 million from the three partnerships in potential development and sales milestones, and potential royalties to fund our internal R&D pipeline Expanded our overall internal and collaborative product development pipeline

The Opportunity: XIPERE Commercialization & Development Exclusive license for XIPERE commercialization and development in the U.S. and Canada Right to develop and commercialize XIPERE for additional ophthalmic indications including diabetic macular edema and retinal vein occlusion Right to develop and commercialize a specified set of corticosteroids and non-steroidal anti-inflammatory drugs in ophthalmology using our proprietary SCS Microinjector The Terms: $5 million upfront Up to $15M in FDA approval and pre-launch milestones Up to $56M in milestone payments Tiered royalties on net sales Maximizing Commercial Potential of XIPERE ™

Pivotal Phase 3 PEACHTREE trial met its primary endpoint MAGNOLIA Phase 3 extension study demonstrated durability If approved, XIPERE would be the first therapy for this indication Expect to resubmit NDA in Q2 2020 with additional stability data and device use assessment Novel Approach to Targeting Uveitic Macular Edema XIPERE™ is an investigational product under FDA review. | BCVA = Best Corrected Visual Acuity

The Opportunity: Gene Therapy Exclusive worldwide rights to our SCS Microinjector for delivery of adeno-associated virus (AAV)-based therapeutics to the suprachoroidal space to treat wet AMD, diabetic retinopathy and other conditions for which anti-VEGF treatment is the standard of care Delivery of gene therapy through the SCS may provide a targeted, in-office, non-surgical treatment approach option Encouraging preclinical results delivering RGX-314 into the SCS The Terms: $2 million upfront / exercise of option Up to $34M in development milestones across multiple indications Up to $102M in sales milestones Royalties on net sales of products using SCS Microinjector Enabling In-office Delivery of Gene Therapy

The Opportunity: Ocular Oncology Non-surgical alternative to intravitreal delivery of Aura’s oncology drug candidates via our SCS Microinjector Choroidal melanoma is the most common, primary intraocular tumor in adults Expect Aura to submit an IND amendment and initiate a clinical trial using our SCS Microinjector in the first half of next year The Terms: Potential future financial upside for Clearside from pre-specified development and sales milestones Royalties on net sales of products using SCS Microinjector Optimizing Ocular Oncology Drug Delivery with SCS Microinjector™

Dr. Thomas Ciulla Chief Medical Officer

Opportunity Concentrated distribution Protection of off-target tissues Migration of small molecules into the anterior chamber Extended duration of action Broad Applicability of SCS Injection Platform: Small Molecules Primary Need Targeted delivery to the retina with prolonged durability to enhance efficacy and relieve treatment burden

The Opportunity Pan-VEGF inhibition potentially more efficacious than current approaches Improve long-term, real-world visual outcomes for patients Reduce patient burden from monthly injections to every six months or longer Provide physicians with ability to titrate dose based on patient need Protect the anterior chamber from toxic exposure to TKIs Primary Need Durable maintenance of vision and reduced treatment burden in wet AMD patients TKIs = Tyrosine Kinase Inhibitors Axitinib for Suprachoroidal Injection (CLS-AX): A Potential Solution for Treatment Burden

CLS-AX Overview

Items	Details
Target Patients	For patients receiving frequent intravitreal anti-VEGF injections for neovascular AMD and diabetic macular edema
Agent / Route of Administration	Axitinib suspension for suprachoroidal injection
Mechanism of Action	Broadly inhibits VEGF angiogenesis as a tyrosine kinase inhibitor (TKI) of VEGF receptors VEGFR-1, VEGFR=2, VEGFR-3, c-KIT and PDGFR
Regimen	Twice yearly
Historic development & regulatory history by Pfizer, Inc.	• INLYTA® (axitinib) tablets • Approved for renal cell carcinoma from US FDA (2012), EMA (2012), UK MHRA (2012) and Australian TGA (2012)

22

INLYTA is a registered trademark of Pfizer, Inc.

CLEARSIDE BIOMEDICAL

AMD Vascular Endothelial Growth Factor Treatment Approaches

Current AMD Therapies Predominantly Focus on VEGF-A Blockade, not VEGF Receptors

- Anti-VEGF-A increases VEGF-C [1] & VEGF-D[2]
- Broad VEGF blockade may improve outcomes
- A Phase 2 study yielded better AMD outcomes with anti-VEGF-A,C,D vs anti-VEGF-A



VEGF-B
VEGF-A
VEGF-E
VEGF-C
VEGF-D
VEGFR-1
(Flt-1)
VEGFR-2
(Flk-1/KDR)
VEGFR-3
(Flt-4)

Suprachoroidal Axitinib May Improve Outcomes with Its Broad VEGF Blockade

- Inhibits VEGFR-1, VEGFR-2, VEGFR-3
- Inhibited corneal, retinal, and choroidal angiogenesis in animal models[3-7]
- More effective than other TKIs for experimental corneal neovascularization in animal models
- Better ocular cell biocompatibility than other TKIs[8]

Sources: 1. Cabral T et al. Bevacizumab Injection in Patients with Neovascular Age-Related Macular Degeneration Increases Angiogenic Biomarkers. Ophthalmol Retina. 2018 January ; 2(1): 31–37. doi:10.1016/j.oret.2017.04.004. | 2. Lieu et al. The Association of Alternate VEGF Ligands with Resistance to Anti-VEGF Therapy in Metastatic Colorectal Cancer. PLoS ONE 8(10): e77117. | 3. Riquelme et al. Topical axitinib is a potent inhibitor of corneal neovascularization. Clinical and Experimental Ophthalmology 2018; 46: 1063–1074 | 4. Yuan et al. Ocular Drug Delivery Nanowafer with Enhanced Therapeutic Efficacy. ACS Nano. 2015 Feb 24;9(2):1749-58. | 5. Giddabasappa et al. Axitinib inhibits retinal and choroidal neovascularization in in-vitro and in-vivo models. Exp Eye Res. 2016, 145: 373-379. | 6. Nakano et al. Short-term treatment with VEGF receptor inhibitors induces retinopathy of prematurity-like abnormal vascular growth in neonatal Rats. Exp Eye Res. 2016. 143: 120-131. | 7. Kang et al. Antiangiogenic Effects of Axitinib, an Inhibitor of Vascular Endothelial Growth Factor Receptor Tyrosine Kinase, on Laser-Induced Choroidal Neovascularization in Mice. Curr Eye Res. 2012. 38: 119-127. | 8. Theile et al. Multikinase Inhibitors as a New Approach in Neovascular Age-Related Macular Degeneration (AMD) Treatment: In Vitro Safety Evaluations of Axitinib, Pazopanib and Sorafenib for Intraocular Use. Klin Monatsbl Augenheilkd 2013; 230: 247-254. | Image by Mikael Häggström, used with permission. Häggström, Mikael (2014). "Medical gallery of Mikael Häggström 2014". WikiJournal of Medicine 1 (2). DOI:10.15347/wjm/2014.008. ISSN 2002-4436. Public Domain.

23

CLEARSIDE BIOMEDICAL

CLS-AX May Address Unmet Needs in Neovascular AMD

Treatment Burden	•At 1 year, "real-world" patients receive only 6-7 injections[4,5]	Under-treatment contributes to poor real-world outcomes
Limited Outcomes	•At 1 year, with on-label anti-VEGF dosing [1-3]: •~1/5 of patients lose BCVA •~1/2 do not achieve ≥ 20/40 •~2/3 do not gain ≥ 3 lines BCVA	At 1 year, "real-world" patients improve by only 1-3 letters[4,5]
Ceiling of Efficacy	•Increased anti-VEGF dosage or more intense regimens yield no additional BCVA benefit[1,6,7]	

Sources: 1. Heier JS et al. Intravitreal aflibercept (VEGF trap-eye) in wet age-related macular degeneration. Ophthalmology. 2012;119:2537-2548. | 2. Brown DM et al. Ranibizumab versus verteporfin photodynamic therapy for neovascular age-related macular degeneration: two-year results of the ANCHOR study. Ophthalmology. 2009;116:57-65.e5. | 3. Rosenfeld PJ et al. Ranibizumab for neovascular age-related macular degeneration. N Engl J Med. 2006;355:1419-1431. | 4. Ciulla TA et al. Visual Acuity Outcomes and Anti-Vascular Endothelial Growth Factor Therapy Intensity in Neovascular Age-Related Macular Degeneration Patients: A Real-World Analysis of 49,485 Eyes. Ophthalmol Retina. 2019 May 25. pii: S2468-6530(19)30280-5. | 5. Rao P, Lum F, Wood K, et al. Real-world vision in age-related macular degeneration patients treated with single anti-VEGF drug type for 1 year in the IRIS Registry. Ophthalmology. 2018;125:522e528. | 6. Busbee BG et al. Twelve-month efficacy and safety of 0.5 mg or 2.0 mg ranibizumab in patients with subfoveal neovascular age-related macular degeneration. Ophthalmology. 2013;120:1046-1056. | 7. Schmidt-Erfurth U et al. Intravitreal aflibercept injection for neovascular age-related macular degeneration: ninety-six-week results of the VIEW studies. Ophthalmology. 2014;121:193-201.

24

CLEARSIDE BIOMEDICAL

Concentration (nM) CLS-AX: High Drug Levels Maintained in RPE-Choroid-Sclera High Retina Levels: Sufficient to block VEGF pathway Low Plasma Levels: <1 ng/mL Time (days) Source: Based on non-clinical data 2.4 mg Drug remaining (mg) Time (days) Half-life > 3 months >60% remaining at 3 months

Topical Axitinib More Effectively Inhibited Experimental Murine Corneal Neovascularization than Sunitinib and Sorafenib (same dose) Source: Yuan et al. Ocular Drug Delivery Nanowafer with Enhanced Therapeutic Efficacy. ACS Nano. 24 Feb 2015;9(2):1749-58

Potential to Disrupt the AMD Treatment Landscape Current Therapy Treatment burden Limited outcomes Ceiling of efficacy Focused VEGF Blockade Short Acting (1-3 months) CLS-AX Targeted for efficacy Compartmentalized for safety Biovailable with prolonged PK for durability Broad VEGF Blockade Long Acting ( > 6 months)

Opportunity Avoid risks of vitrectomy (surgery) Avoid risks of retinotomy, subretinal injection, and macular detachment Potential for broader retinal coverage Enhance patient access Convert gene therapy into an office-based procedure Broad Applicability of SCS Injection Platform: Ocular Gene Therapy Primary Need Targeted delivery of ocular gene therapies in safe, effective, repeatable, and non-surgical manner

DNA Nanoparticle Gene Therapy and the Suprachoroidal Space

Potential advantages:

- Efficacy: demonstrated in numerous ocular animal models
  - Transfer large genes (up to ~20 kb)
- Safety: Non-immunogenic, without viral capsid proteins or pre-existing immunity.
  - Potential for repeat dosing
  - Higher doses possible to enhance transfection

Potential synergies with suprachoroidal injection:

- In office, repeat dosing as needed
- Targeted circumferential compartmentalized spread to large surface areas
  - Potentially ideal distribution for inherited retinal disease treatment or biofactory approach

Well established literature on DNA nanoparticle gene therapy


International Journal of Nanomedicine — Dovepress

ORIGINAL RESEARCH

DNA nanoparticles are safe and nontoxic in non-human primate eyes

PLOS | ONE

Comparative Analysis of DNA Nanoparticles and AAVs for Ocular Gene Delivery

Zongchao Han, Shannon M. Conley, Rasha Makkia, Junjing Guo, Mark J. Cooper, Muna I. Naash

Abstract

Nanoparticles of Compacted DNA Transfect Postmitotic Cells*

Ge Liu, DeShan Li, Murali K. Pasumarthy, Tomasz H. Kowalczyk, Christopher R. Gedeon, Susannah L. Hyatt, Jennifer M. Payne, Timothy J. Miller, Peter Brunovskis, Tamara L. Fink, Osman Muhammad, Robert C. Moen, Richard W. Hanson, and Mark J. Cooper

Charge-neutral DNA nanoparticles have been developed in which single molecules of DNA are compacted to their minimal possible size. We speculated that the small size of these DNA nanoparticles may facilitate gene transfer in postmitotic cells, permitting nuclear uptake across the 25-nm nuclear membrane pore. To determine

Preclinical studies demonstrate SC injections of DNA nanoparticles (DNPs) may offer the potential for a safe and efficient delivery method

29

CLEARSIDE BIOMEDICAL

Preclinical SCS and Subretinal Injections of DNA Nanoparticles Produced Comparable Luciferase Activity Source: Szilárd Kiss, MD, Macula Society Presentation February 2019 CHOROID-RPE-Sclera Non-Viral Luciferase, Rabbit RETINA Non-Viral Luciferase, Rabbit DNA Nanoparticles Transfect Choroid and Retina

Partnered Program: Viral Vectors Preclinical Activity

Suprachoroidal delivery of NAV AAV8-based gene therapy may avoid injected drug exposure to the vitreous and anterior segment of eye

SC RGX-314 resulted in similar expression of anti-VEGF Fab



suprochoroidal
subretinal
AntiVEGFfab (ng/mg protein)
20
15
10
5
0
Retina-2w
RPE/Choroid-2w
Retina-7w
RPE/Choroid-7w

- SC RGX-314 resulted in similar activity of anti-VEGF Fab with suppression of VEGF-induced vascular leakage as subretinal delivery



RGX-314
AAV8.GFP
Incresase in albumin (ug/ul)
0.4
0.3
0.2
0.1
0.0
*
SC 2w
SR 2w
SC 7w
SR 7w

31

Source: Ding, K., Shen, J., Hafiz, Z., Hackett, S. F., Silva, R. L. E., Khan, M., ... Campochiaro, P. A. (2019). AAV8-vectored suprachoroidal gene transfer produces widespread ocular transgene expression. *Journal of Clinical Investigation*. doi: 10.1172/jci129085

CLEARSIDE BIOMEDICAL

Core Advantages of Treating Via the Suprachoroidal Space



TARGETED

The back of the eye is the location of many irreversible and debilitating visual impairments[1]

for efficacy



COMPARTMENTALIZED

Drug is compartmentalized in the suprachoroidal space, which helps keep it away from non-diseased tissues[2]

for safety



BIOAVAILABLE PROLONGED PK

Fluid spreads circumferentially and posteriorly when injected within the suprachoroidal space, bathing the choroid and adjacent areas with drug[2]

for durability

32

Sources: PK = pharmacokinetic | 1. Rai UDJ, Young SA, Thrimawithana TR, et al. The suprachoroidal pathway: a new drug delivery route to the back of the eye. Drug Discov Today. 2015;20(4):491-495. 3. Moisseiev E, Loewenstein A, Yiu G. The suprachoroidal space: from potential space to a space with potential. Clin Ophthalmol. 2016;10:173-178. 2. Chiang B, Jung JH, Prausnitz MR. The suprachoroidal space as a route of administration to the posterior segment of the eye. Adv Drug Deliv Rev. 2018;126:58-66.

CLEARSIDE BIOMEDICAL